

                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091


October 6, 2009


Russell K. Boyd
Chairman, CEO
501 Trophy Lake Drive Ste, 314 PMB 106, Trophy Club, Texas, 76262 www.INTREorg.com

Re: Funding/Financing Referral/Placement Agency Agreement

Dear Russell,

This Funding/financing referral/ Placement Agency Agreement (this "Agreement") will confirm that INTREorg Systems, Inc. (the "Company") hereby engages Europa Securities, LLC ("Europa"), to act as its exclusive referral/placement agent, on a commercially reasonable, best-efforts basis, to provide certain Services (as defined below) to the Company in accordance with the terms and conditions set forth herein; and Europa hereby agrees to provide such Services on a commercially reasonable, best-efforts basis to the Company in accordance with such terms and conditions. Europa makes no assurances that the provision of the Services hereunder will be successful.

Now, therefore, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

              For the  purposes of this  Agreement,  the term  "Services"  shall include efforts to obtain capital for the Company or any of its Projects, or otherwise arrange for the Company to receive capital on terms and conditions acceptable to the Company, through any legal means, whether equity, debt or any combination thereof, etc (collectively, a "Financing")

              For the purposes of this  Agreement,  an Accredited  Investor,  as such term is defined in Rule 501 of Regulation D, shall be considered to have been "introduced to the Company by or through Europa" if the Accredited Investor was introduced to the Company either directly or indirectly by Europa, its agents or employees, (a "Europa Investor").

              Nothing contained in this Agreement shall be construed as an offer by Europa or any of its affiliates to extend credit. In addition, Europa does not provide legal, tax or accounting services and does not render such advice.

              The "Term"  of this  Agreement  shall  extend  from the date  this
                  Agreement is fully executed and shall continue until delivery of written notice by the Company to Europa to terminate this agreement at any time with or without cause (the "Termination Date"), provided, however, that the termination of this Agreement shall not in any way limit, modify, or otherwise affect the rights of Europa to: (i) receive its entire compensation pursuant to the terms of this Agreement in connection with a Financing involving the Company during the Term of this Agreement or subsequent to the termination or expiration of this Agreement, (ii) The Company, its agents, heirs, assignees and successors agree that there can be no direct contact between the Company, its agents and the source of potential financing without the written authorization or consent of the Agent. Said provision shall remain in effect for Five years from effective date or last closing and include



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

                  all third party persons or companies for financing/funding. An introduction will be viewed as formally made by means of facsimile, email, United States Postal Service, phone, conference call or hand delivered letter to the Company. Any funding source introduced by the company itself, is excluded. Expiration of this Agreement and (iii) is protected by the indemnification rights, waivers and other provisions of this Agreement. The Company will authorize distribution or provide comments to Europa within five business days after receiving such material.

              In  consideration  of the performance of the Services  pursuant to
                  this  Agreement,   the  Company  shall  compensate  Europa  as
                  follows:

                      Upon the execution of this Agreement, the Company will pay to Europa a fee of $10,000, of which $5,000 is payable within two (2) business days after the signing of this Agreement by the Company and the balance at the first closing of any financing. Said funds will be used to defray the cost of performing initial Due Diligence, travel and background checks in conformity with the rules of the Financial Industry Regulatory Authority ("FINRA").

                       Upon the closing of a Financing  on any terms accepted by
                           the Company with a Europa Investor, the Company shall pay fees to Europa from escrow at closing following the actual transfer of Consideration (as defined herein) to the Company, its stockholders, affiliates or subsidiaries. These fees shall consist of the following:

                               A. In the case of equity, a cash fee equal to eight percent (8.0%) of the aggregate Consideration received by the Company, its stockholders, affiliates or subsidiaries from said investors relative to a Financing referred to in this Section plus a two (2) percent non-accountable expense allowance. In addition, the Company shall issue to Europa common stock of the company equal to ten percent (10.0%) of the gross dollars number raised for the Company at a price of 110% of the five day volume weigh average bid price (VWAP) per share before said transaction is announced Europa may assign any or all of its rights to affiliates.

                                    If all or part of the Financing is in the form of a note that is convertible into equity, the Company shall pay fees on the portion of the Consideration that meets these criteria in accordance with the above Section of this Agreement.

                               B. If all or part of the Financing for a particular Company Project is in the form of non-convertible debt or equity, (i.e.) (merger or acquisition, transaction, etc then the cash fee shall be five per cent (5.0%). In addition, the Company shall issue to Europa common stock equal to eight and an half (8.50%) of the gross amount raised for the company at the five day (VWAP) or at $1 ashare which every is closer to $1.00 before said transaction is announced. Europa may assign any or all of its rights to affiliates.

                               Subsequent  Transactions Tail. During the Term of
                                    this Agreement, minimum of three years and for a period of Sixty (60) months after the termination or expiration of this Agreement, if the Company consummates a Financing with any Europa Investor then the Company shall pay to Europa all fees and expenses provided hereunder.



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

                      Fees and expenses due Europa hereunder shall be earned and paid out of the funds received at the closing of a Financing. Europa and/or its affiliates may be Europa Investors in the Financing.

                      During the  Term  of this  Agreement  and  subject  to The
                           Company's prior written approval which may be reasonably withheld, Europa reserves the right to have selected dealers ("Selected Dealers") in good standing with the Financial Industry Regulatory Authority ("FINRA") participate in the Financing, specifically for the purposes of assisting the Company in finding qualified Europa Investors for the Financing. Such Selected Dealers shall be compensated by Europa.

                      For the purposes of this Agreement, "Security" or "Securities" shall mean: (i) any stock or other security or ownership interest of the Company of the class, series and with the same terms as is issued in connection with a Financing, as the case may be, or
                           (ii) if no such stock, security or ownership interest is issued in connection with a Financing, the existing common stock or unit of ownership interest of the Company.

                      For the purposes of this Agreement, "Consideration" shall mean the aggregate amount of all cash, plus the fair market value of all securities, other property, goods, services, use of premises or personnel or other items of value, received by the Company, its agents, employees, stockholders, affiliates, and subsidiaries, in connection with a Financing, as the case may be, of any nature, arising from Europa's rendering of the Services hereunder. For the purposes of this Agreement: (i) the fair market value of any share or unit of any stock or other security in which a public market exists shall be based at the average of the last sales price for such securities on the five (5) trading days prior to the date of closing of such Financing, or on the Closing price on the date of the closing of the financing, whichever is higher, as the case may be; (ii) the fair market value of any share or unit of any stock or other security in which no public market exists and of all other property shall be the value as agreed to by the parties or as determined by an independent appraiser chosen by the parties hereto; and (iii) the fair market value of any services, use of premises or personnel received in exchange for stock or other security shall be the fair market value of such stock or securities determined in accordance with the foregoing clauses
                           (i) and (ii). Notwithstanding the foregoing, to the extent the Consideration offered in a transaction is other than cash, the Company shall determine, in good faith, whether it will accept such non-cash Consideration as part of the Financing. If such non-cash Consideration are excluded from the Financing, Europa will be entitled to any fees on such excluded non-cash Consideration.

                           Europa's fee in connection with a Financing shall be based upon the percentages provided above of the aggregate Consideration, before any deductions, including, but not limited to fees, deposits, transaction expenses, reserves, insurance or other amounts withheld or paid by the investor or party providing the funds in such Financing. Consideration relative to a Financing shall be deemed to include total value of equity or debt Securities sold directly or indirectly, in connection with a Financing, including proceeds received by the Company, its stockholders, affiliates or subsidiaries upon exercise of options, warrants and/or similar securities (collectively, the "Options"), and any amounts paid into escrow and any amounts payable in the future at such time as the money is paid to the Company. If the Consideration received by the Company, its stockholders, affiliates or subsidiaries in connection with a Financing is to be paid in whole or in part through installment payments, Europa's fee shall be paid when funds are received by the Company. To the extent such future payments relative to either a Financing are not currently ascertainable or relate



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

                           to the exercise of Options, the portion of Europa's fee relating thereto shall be calculated and paid when and as such contingent payments are made or when such Options are exercised and the company receives money from such exercise. If the Consideration received by the Company, its stockholders, affiliates or subsidiaries in connection with a Financing, as the case may be, is paid in whole or in part in the form of securities or other non-cash Consideration, such Consideration shall be valued at the fair market value thereof on the day prior to the date of closing of such Financing (or later date on which a contingent payment is made), as the Company and Europa shall agree; provided, however, that if such Consideration consists of securities with an existing trading market, such securities shall be valued at the average of the last sales price for such securities on the five (5) trading days prior to the date of closing of such Financing, as the case may be, (or later date on which a contingent payment is made).

              Representations  and  Warranties  of  the  Company.   The  Company
                  understands and agrees that Europa will be relying upon the same representations and warranties required by and given to Europa Investors in connection with any Financing. Accordingly, the Company agrees that, as a condition to closing of any Financing with Europa Investors that are introduced to the Company by or through Europa, the Company will make customary representations and warranties to Europa Investors and will confirm in writing to Europa that Europa may rely on such representations and warranties in connection with any such Financing. Specifically, the Company represents and warrants to Europa as follows:

                      Securities Law Compliance.  The Offering Documents conform in all material  respects  with the  requirements  of
                           Section 4(2) of the Securities Act and Regulation D promulgated hereunder and with the requirements of all other published rules and regulations of the Securities and Exchange Commission (the "Commission") currently in effect relating to "private offerings" to "accredited investors." The Offering Documents, when read together as of their respective dates, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. If at any time prior to the Termination Date or other termination of this Agreement any event shall occur as a result of which it might become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading, the Company will promptly notify Europa and will supply Europa with amendments or supplements correcting such statement or omission. The Company will also provide Europa for delivery to all offered and purchasers and their representatives, if any, any information, documents and instruments which Europa deems necessary to comply with applicable state and federal law.

                      Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of incorporation and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and as proposed to be conducted, to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

                           conduct of its business or ownership or leasing of its properties requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or prospects of the Company.

                      Capitalization.  The  authorized,  issued and  outstanding capital stock of the Company prior to the consummation of the transactions contemplated hereby is as set forth in the Offering Documents. All issued and outstanding shares of the Company are validly issued, fully paid and non-assessable and have not been issued in violation of the preemptive rights of any shareholder of the Company. All prior sales of securities of the Company were either registered under the Securities Act and applicable state securities laws or exempt from such registration.

                      Warrants,  Preemptive Rights, etc. Except for the Investor
                           Warrants and the Financing Warrants to purchase shares of Common Stock to be issued to Europa or its designees in consideration for acting as Placement Agents hereunder, and except as disclosed in the Offering Documents, there are not any outstanding warrants, options, agreements, convertible securities, preemptive rights to subscribe for or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company and the Offering will not cause any anti-dilution adjustments to such securities or commitments.

                      Subsidiaries  and  Investments.  Except  as  stated in the
                           Offering Documents, the Company has no subsidiaries and the Company does not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, company, association, trust, partnership, joint venture or other entity.

                      Financial Statements.  The financial information contained in the Offering Documents will be accurate in all material respects (such financial statements included as part of the Offering Documents is hereinafter referred to collectively as the "Financial Statements"). The Financial Statements have been prepared in conformity with generally accepted accounting principles consistently applied and show all material liabilities, absolute or contingent, of the Company required to be recorded thereon and present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated, except that interim financial data shall be subject to normal year-end adjustments consistent with past practice.

                      National  Security  Legislation.  Neither  the sale of the
                           Securities hereunder nor the Company's use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any of its subsidiaries (a) is a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) engages in any dealings or transactions, or be otherwise associated, with any such person. The Company and its



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091


                           subsidiaries are in compliance with the USA Patriot Act of 2001 (signed into law October 26, 2001).

                      Absence of  Changes.  Except as set forth in the  Offering
                           Documents, the Company has not incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, which is material to the business of the Company, and there has not been any change in the capital stock of, or any incurrence of long term debt by, the Company, or any issuance of options, warrants or other rights to purchase the capital stock of the Company, or any adverse change or any development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business or financial condition of the Company, and the Company has not become a party to, and neither the business nor the property of the Company has become the subject of, any litigation which if adversely determined would have a material adverse affect, whether or not in the ordinary course of business.

                      Title.  Except  as  set  forth  in the  Private  Placement
                           Memorandum, the Company has good and marketable title to all properties and assets owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to the Company's business; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sub lessee are in full force and effect, and the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sub lessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease. The Company owns or leases all such properties as are necessary to its operations as now conducted and to be conducted, as presently planned.

                      Patents,  Trademarks,  etc. The Company licenses,  owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, service marks, copyrights, trade secrets, processes, formulations, technology or know-how used or proposed to be used in the conduct of its business as described in the Offering Documents (collectively, "Proprietary Rights"). The Company has not received any notice of any claims, nor does it have any knowledge of any threatened claims, and knows of no facts which could form the basis of any claim, asserted by any person to the effect that the sale or use of any product or service now used or offered by the Company or proposed to be used or offered by the Company infringes on any patents or infringes upon the use of any such Proprietary Rights of another person and, to the best of the Company's knowledge, no others have infringed the Proprietary Rights.

                      Software. The Company licenses all of the software used in connection with the Company's products. The current software licensed by the Company (the "Software") is, to the knowledge of the Company, original and capable of copyright protection in the United States, and the Company has exclusive licensed rights to such Software, including possession of, or ready access to, the source code for such Software in its most recent version. No part of any such Software is, to the knowledge of the Company, an imitation or copy of, or infringes upon, the software of any other



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

                           person or entity, or violates or infringes upon any common law or statutory rights of any other person or entity, including, without limitation, rights relating to defamation, contractual rights, copyrights, trade secrets, and rights of privacy or publicity. The Company has not sold, assigned, licensed, distributed or in any other way disposed of or encumbered the Software, other than in the ordinary course of its business. The Software, to the extent any part of it is licensed from any third-party licensor or constitutes "off-the-shelf" software, is held by the Company legitimately. The Company warrants that, to the best of the Company's knowledge, the Software is free from any significant software defect or programming or documentation error, operates and runs in a reasonable and efficient business manner, and conforms to its stated specifications. The Company has no knowledge of the existence of any bugs or viruses with respect to the Software which would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                      Litigation.   There   is   no   material   action,   suit,
                           investigation, customer complaint, claim or proceeding at law or in equity by or before any arbitrator, governmental instrumentality or other agency  now  pending  or,  to  the  knowledge  of the
                           Company, threatened against the Company (or basis therefore known to the Company), the adverse outcome of which could materially adversely affect the Company's business. The Company is not subject to any judgment, order, writ, injunction or decree of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which could materially adversely affect the Company's business or prospects.

                      No defaults; No contravention. The Company is not in violation of or default under, nor will the execution and delivery of this Agreement or any of the Offering Documents or consummation of the transactions contemplated herein or therein result in a violation of or constitute a default in the performance or observance of any obligation under, (i) its Certificate of Incorporation or its Bylaws, (ii) any indenture, mortgage, deed of trust, material contract, material purchase order or other material agreement or instrument to which the Company is a party or by which it or its property is bound or affected or (iii) with respect to any material order, writ, injunction or decree of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and there exists no condition, event or act which constitutes, nor which after notice, the lapse of time or both, could constitute a default under any of the foregoing, which in either case would have a material adverse effect on the business of the Company.

                      Taxes. The Company has filed all federal, state, local and foreign tax returns which are required to be filed by it and all such returns are true and correct in all material respects. The Company has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. The Company has properly accrued all taxes required to be accrued. The tax returns of the Company are not currently being audited by any state, local or federal authorities. The Company has not waived any statute of limitations



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

                           with  respect to taxes or agreed to any  extension of
                           time  with   respect   to  any  tax   assessment   or
                           deficiency.

                      Compliance with Laws;  Licenses,  etc. The Company has not received notice of any violation of or noncompliance with any federal, state, local or foreign laws, ordinances, regulations and orders applicable to its business which has not been cured, the violation of, or noncompliance with which, would have a materially adverse effect on the business or operations of the Company. The Company has all licenses and permits and other governmental certificates, authorizations and approvals (collectively, "Licenses") required by every federal, state and local government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be licensed would not have a material adverse effect on the business of the Company. The Licenses are in full force and effect and no violations are or have been recorded in respect of any License and no proceeding is pending or, to the knowledge of the Company, threatened to revoke or limit any thereof.

                      Authorization of Agreement.  This  Agreement has been duly executed and delivered by the Company and the execution, delivery and performance by the Company of this Agreement and the Subscription Agreement and other Offering Documents have been duly authorized by all requisite corporate action by the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

                      Authorization  of  Securities.   The  issuance,  sale  and
                           delivery of the Securities, the Investor Warrants and the Financing Warrants have been duly authorized by all requisite corporate action of the Company and, when so issued, paid for and delivered, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or any other similar rights of the shareholders of the Company or others which rights shall not have been waived prior to the Closing.

                      Authorization of Reserved Shares.  The issuance,  sale and delivery by the Company of the shares of Common Stock reserved for issuance upon exercise of the Investor Warrants and Financing Warrants (the "Reserved Shares") have been duly authorized by all requisite corporate action of the Company. The Reserved Shares have been duly reserved for issuance upon exercise of the Investor Warrants and Agent's Warrants and when so issued, sold, paid for and delivered, the Reserved Shares will be validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or any other similar rights of the shareholders of the Company or others which rights shall not have been waived prior to the Closing.

                      Exemption from Registration.  Assuming (i) the accuracy of the information provided by the respective Subscribers in the Subscription Documents and the other Offering Documents and (ii) that Europa has complied in all material respects with the provisions of Rule 502(c) of Regulation D promulgated under the Securities Act, the offer and sale of the Securities pursuant to the terms of this Agreement are exempt from the registration requirements of the Securities Act and the rules and regulations promulgated there under (the "Regulations"). The Company is not disqualified from the exemption under Regulation D by



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

                           virtue of the disqualifications contained in Rule 505(b) (2)(iii) or Rule 507 promulgated hereunder.

                      Registration Rights. Except  as  may be  set  forth in the
                           Offering Documents, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

                      Brokers.  Neither  the  Company  nor any of its  officers, directors, employees or shareholders has employed any broker or finder in connection with the transactions contemplated by this Agreement other than Europa, except as may be set forth in an Exhibit to this Agreement.

                      Title to Securities.  When certificates  representing  the
                           Securities and/or Reserved Shares shall have been duly delivered to the purchasers and payment shall have been made therefore (assuming such purchasers are bona fide purchasers within the meaning of the Uniform Commercial Code), the several purchasers shall have marketable title to the Securities and/or Reserved Shares free and clear of all liens, encumbrances and claims whatsoever (with the exception of claims arising from or through the acts of the purchasers and except as arising from applicable federal and state securities laws), and the Company shall have paid all transfer taxes, if any, in respect of the original issuance thereof.

                      Right of First Refusal. No person,  firm or other business entity is a party to any agreement, contract or understanding, written or oral, entitling such party to a right of first refusal with respect to the offer or sale of any equity or debt securities by the Company.

                      Solvency.  The  Company's assets shall exceed its liabili-
                           ties at or prior to close of a Financing.

              Representations and Warranties of Europa. Europa represents and warrants to the Company as follows:

                      This Agreement  has been  duly  authorized,  executed  and delivered by Europa and is a valid and binding agreement on its part.

                      Europa is duly  registered  pursuant to the  provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as a broker/dealer and is a member in good standing of the New York Stock Exchange and Financial Industry Regulatory Authority ("FINRA"), and is duly registered as a broker/dealer in those states in which it is required to be so registered in order to carry out the Offering contemplated hereby.

              Closing; Escrow; Placement and Fees.

              Closing.  Provided the Offering shall have been subscribed for and funds representing the sale thereof shall have cleared, a closing (the "Closing") shall take place at an office location in as determined by mutual agreement of the Parties on such date (the "Closing Date") which is within ten (10) days following the Termination Date (which date may be accelerated or adjourned by agreement between the Company and Europa). At the Closing, payment for the Securities issued and sold by the Company shall be made against delivery of stock certificates or other evidence of ownership representing such Securities. A Closing will be deemed to occur only upon the release of funds



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

                  held by the Escrow Agent (as such term is defined in Section 8(b) hereof) pursuant to such Closing. In addition, one or more subsequent closings, if applicable (the date of each and any subsequent closing and such subsequent closing shall also be referred to as a "Closing Date" and a "Closing," respectively) may be scheduled at the discretion of the Company and Europa.

                      Escrow  Account.  Funds  received  from  the  sale  of the
                           Securities will be deposited by the Company with a duly-chartered commercial bank to be determined by mutual agreement of the Parties as escrow agent (the "Escrow Agent"), and held by the Escrow Agent in trust for the investors until Europa and the Company instruct the Escrow Agent to deliver the funds to the Company pursuant to a Closing or the return of the funds to the investors upon termination of the Offering or the receipt of other instructions from Europa and the Company. All funds returned to investors will be without interest.

                      Conditions to Europa's  Obligations.  The  obligations  of
                           Europa hereunder will be subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and as of each Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                               Due Qualification or Exemption. (A) The Offering contemplated by this Agreement will become qualified or be exempt from qualification under the securities laws of the several states pursuant to paragraph 5(d) not later than the Closing Date, and (B) at the Closing Date no stop order suspending the sale of the Securities shall have been issued, and no proceeding for that purpose shall have been initiated or threatened.

                               No Material Misstatements. Europa will not have notified the Company that the Blue Sky qualification materials or this Agreement, or any supplement thereto, contains an untrue statement of a fact which in its opinion is material, or omits to state a fact which in its opinion is material and is required to be stated therein, or is necessary to make the statements therein, in light of the circumstances under which they were made not misleading.

                           iii Compliance with Agreements. The Company will have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder, including with respect to the Merger, in all material respects at or prior to the Closing Date.

                     iv Corporate Action. The Company will have taken all necessary corporate action, including, without limitation, obtaining the approval of the Company's Board of Directors, for the execution and delivery of this Agreement, the performance by the Company of its obligations hereunder and the Offering contemplated hereby.

                     v. Opinion of Company Counsel. At each Closing, and dated as of the date thereof, Europa shall receive the opinion of counsel to the Company substantially to the effect that:

                                        The Company  is  a  corporation  validly
                                            existing and in good standing  under
                                            the laws of the  State  of  Delaware
                                            has   all   requisite    power   and
                                            authority   to  own  or  lease   its
                                            properties, to carry on its business
                                            as   currently   conducted   and  as
                                            proposed to be conducted, to execute
                                            and deliver  this  Agreement  and to
                                            carry    out    the     transactions
                                            contemplated  by this  Agreement and
                                            is duly  qualified or licensed to do
                                            business  as a  foreign  corporation
                                            and  is in  good  standing  in  each



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

                                            other jurisdiction to such counsel's
                                            knowledge, in which the ownership or
                                            leasing of its properties or conduct
                                            of  its   business   requires   such
                                            qualification,   except   where  the
                                            failure  to  be  so   qualified   or
                                            licensed  would not have a  material
                                            adverse   effect  on  the  business,
                                            financial  condition or prospects of
                                            the Company; each of this Agreement,
                                            the  Subscription   Agreement,   the
                                            other   Offering   Documents,    the
                                            Investor  Warrants and the Financing
                                            Warrants  has been duly and  validly
                                            authorized,  executed and  delivered
                                            by the Company, and is the valid and
                                            binding  obligation  of the Company,
                                            enforceable against it in accordance
                                            with  its  terms,   subject  to  any
                                            applicable bankruptcy, insolvency or
                                            other laws  affecting  the rights of
                                            creditors  generally  and to general
                                            equitable principles and except that
                                            the      enforcement      of     the
                                            indemnification   and   contribution
                                            provisions thereof may be limited or
                                            denied    based   on    federal   or
                                            applicable state securities laws and
                                            public   policies   underlying  such
                                            laws; the  authorized  capital stock
                                            of the Company as of the date hereof
                                            (before   giving   effect   to   the
                                            transactions  contemplated  by  this
                                            Agreement)  is as set  forth  in the
                                            Offering  Documents.  Except for the
                                            Investor   Warrants  and   Financing
                                            Warrants,  there are no  outstanding
                                            warrants,    options,    agreements,
                                            convertible  securities,  preemptive
                                            rights  to  subscribe  for or  other
                                            commitments  pursuant  to which  the
                                            Company is, or may become, obligated
                                            to issue any  shares of its  capital
                                            stock  or  other  securities  of the
                                            Company  other than as  disclosed in
                                            the Offering  Documents.  All of the
                                            issued  and  outstanding  shares  of
                                            capital  stock of the  Company  have
                                            been duly and validly authorized and
                                            issued,    are   fully    paid   and
                                            non-assessable  and  have  not  been
                                            issued   in    violation    of   the
                                            preemptive  rights  of any  security
                                            holder of the Company under Delaware
                                            law.     The    Shares    and    any
                                            Over-subscription  Shares  have been
                                            duly authorized and, when issued and
                                            delivered  in  accordance  with  the
                                            terms of the Subscription  Agreement
                                            and  this  Agreement,  respectively,
                                            these   shares  of  Stock   will  be
                                            validly   issued,   fully  paid  and
                                            non-assessable,   and  no   personal
                                            liability   will   attach   to   the
                                            ownership  thereof  and  such  stock
                                            will not be issued in  violation  of
                                            or  subject  to  any  preemptive  or
                                            other similar  rights.  The Reserved
                                            Shares have been duly  reserved  for
                                            issuance,   and   when   issued   in
                                            accordance  with  the  terms  of the
                                            Investor    Warrants   and   Agent's
                                            Warrants,  will be  validly  issued,
                                            fully  paid and  non-assessable  and
                                            such  Reserved  Shares  will  not be
                                            issued in violation of or subject to
                                            any  preemptive or any other similar
                                            rights  and  no  personal  liability
                                            will   attach   to   the   ownership
                                            thereof.  The Securities  conform in
                                            all   material   respects   to   all
                                            statements      relating     thereto
                                            contained in the Offering Documents;
                                            the   issuance   and   sale  of  the
                                            Securities     is    exempt     from
                                            registration  under  the  Securities
                                            Act and the Regulations  pursuant to
                                            Regulation D  promulgated  under the
                                            Securities   Act   subject   to  the
                                            following assumptions:

                                                 Other  than  the  Company,   no
                                                     party  to  the  transaction
                                                     contemplated     by    this



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

                                                     Agreement, the Subscription
                                                     Agreement      and      the
                                                     Questionnaire  executed  by
                                                     each     Subscriber    (the
                                                     "Subscription  Documents"),
                                                     or any  documents  relating
                                                     thereto,  is subject to any
                                                     statute,       rule      or
                                                     regulation,   or   to   any
                                                     impediment     to     which
                                                     contracting   parties   are
                                                     generally not subject, that
                                                     requires   the  Company  or
                                                     such  party to  obtain  the
                                                     consent  of,  or to  make a
                                                     declaration or filing with,
                                                     any governmental authority.

                                                 All terms,    provisions    and
                                                     conditions  of, or relating
                                                     to,  the  offer and sale of
                                                     the      Securities     are
                                                     correctly  and   completely
                                                     reflected  in  the  Private
                                                     Placement  Memorandum which
                                                     such  counsel has no reason
                                                     to  doubt as of the date of
                                                     the    Private    Placement
                                                     Memorandum.

                                                 All offers  and  sales  of  the
                                                     Securities   have  been  or
                                                     will be  made  in a  manner
                                                     complying with the terms of
                                                     the    Private    Placement
                                                     Memorandum      and     all
                                                     applicable state securities
                                                     laws  and   similar   laws.
                                                     Without     limiting    the
                                                     generality of the preceding
                                                     sentence,   counsel   shall
                                                     assume (i) the  accuracy of
                                                     the factual representations
                                                     and   warranties   of   the
                                                     Company      and     Europa
                                                     contained in this Agreement
                                                     and the full  and  complete
                                                     performance      of     all
                                                     covenants  of  the  Company
                                                     and  Europa as set forth in
                                                     this  Agreement,  (ii) that
                                                     offers  and  sales  of  the
                                                     Securities  have  been made
                                                     only     to     "accredited
                                                     investors," as that term is
                                                     defined      under      the
                                                     Securities  Act;  and (iii)
                                                     the       accuracy      and
                                                     completeness     of     the
                                                     representations         and
                                                     warranties and  information
                                                     provided by the Subscribers
                                                     in     the     Subscription
                                                     Documents.

                                                 Neither  the  Company,  Europa,
                                                     nor any  person  or  entity
                                                     acting  on  behalf  of  the
                                                     Company or Affiliated,  has
                                                     offered    or   sold    the
                                                     Securities  by any  form of
                                                     general   solicitation   or
                                                     general        advertising,
                                                     including,  but not limited
                                                     to, (i) any  advertisement,
                                                     article,  notice  or  other
                                                     communication  published in
                                                     any newspaper,  magazine or
                                                     similar  media or broadcast
                                                     over  television  or radio,
                                                     (ii) any seminar or meeting
                                                     whose  attendees  have been
                                                     invited   by  any   general
                                                     solicitation   or   general
                                                     advertising,    or    (iii)
                                                     electronic mail transmitted
                                                     over the Internet.

                                                 The Subscribers     are     not
                                                     "underwriters"  within  the
                                                     meaning of Section 2(11) of
                                                     the Securities Act.

                                                 A   Notice    of    Sales    of
                                                     Securities    Pursuant   to
                                                     Regulation   D  or  Section
                                                     4(6) ("Form D"),  including
                                                     any required  amendments to
                                                     such  Form D,  has  been or
                                                     will  be  filed   with  the
                                                     Commission   in  accordance
                                                     with  the  requirements  of
                                                     Rule 503 of Regulation D.

                                        Neither the  execution  and  delivery of
                                            this Agreement,  nor compliance with
                                            the    terms    hereof,    nor   the
                                            consummation  of  the   transactions
                                            herein contemplated,  has, nor will,
                                            conflict  with,  result  in a breach
                                            of, or  constitute  a default  under
                                            the Certificate of  Incorporation or
                                            Bylaws  of the  Company,  or, to the
                                            knowledge  of counsel,  any material



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

                                            contract,  instrument or document to
                                            which the Company is a party,  or by
                                            which it or any of its properties is
                                            bound,  or  violate  any  applicable
                                            law,  rule,  regulation,   judgment,
                                            order or decree of any  governmental
                                            agency or court having  jurisdiction
                                            over  the  Company  or  any  of  its
                                            properties or business which breach,
                                            default  or  violation  could have a
                                            material   adverse   effect  on  the
                                            business,   financial  condition  or
                                            prospects of the Company;

                                        To  counsel's  knowledge,  there  are no
                                            claims,        actions,       suits,
                                            investigations     or    proceedings
                                            (formal  or  informal)  before or by
                                            any arbitrator,  court, governmental
                                            authority    or     instrumentality,
                                            pending  or  threatened,  against or
                                            affecting  the Company or  involving
                                            the  properties of the Company which
                                            might  materially  adversely  affect
                                            the    business,    properties    or
                                            financial  condition  of the Company
                                            or which might materially  adversely
                                            affect  the  transactions  or  other
                                            acts  contemplated by this Agreement
                                            or the validity or enforceability of
                                            this Agreement,  except as set forth
                                            in or  contemplated  by the Offering
                                            Documents;    and    to    counsel's
                                            knowledge,  the  Company  is  not in
                                            violation or default with respect to
                                            any law, rule, regulation, judgment,
                                            order   or   decree    which   might
                                            materially   adversely   affect  the
                                            business,  properties  or  financial
                                            condition  of the  Company  or which
                                            might  materially  adversely  affect
                                            the   transactions   or  other  acts
                                            contemplated  by this  Agreement  or
                                            the  validity or  enforceability  of
                                            this  Agreement;  nor is the Company
                                            required to take any action in order
                                            to avoid any  violation  or default;
                                            and

                                        Such counsel   has    participated    in
                                            meetings    and    discussions    in
                                            connection  with the  preparation of
                                            any  Private  Placement  Memorandum,
                                            Subscription  Agreement,  and  other
                                            Offering Documents and in the course
                                            of such review and  discussions,  no
                                            facts have come to the  attention of
                                            such  counsel  to cause  counsel  to
                                            have  reason  to  believe  that  the
                                            Subscription   Agreement  and  other
                                            Offering  Documents,   as  of  their
                                            respective dates and taken together,
                                            on the Closing  Date,  contained any
                                            untrue  statement of a material fact
                                            required  to be  stated  therein  or
                                            omitted to state any  material  fact
                                            required  to be  stated  therein  or
                                            necessary  to  make  the  statements
                                            therein,    in    light    of    the
                                            circumstances  under which they were
                                            made, not misleading (except for the
                                            Financial Statements,  notes thereto
                                            and other financial  information and
                                            statistical data contained  therein,
                                            as  to  which  such   counsel   need
                                            express no opinion).


                                        Officers'   Certificate.   Europa  shall
                                            receive   a   certificate   of   the
                                            Company,   signed   by   the   Chief
                                            Executive   Officer  and   President
                                            thereof,    certifying    that   the
                                            representations    and    warranties
                                            contained  in  Section 2 hereof  are
                                            true and  accurate  in all  material
                                            respects  at such  Closing  with the



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

                                            same effect as though expressly made
                                            at such Closing and that the Company
                                            has   performed   in  all   material
                                            respects    all    agreements    and
                                            covenants   and   complied   in  all
                                            material     respects    with    all
                                            conditions    contained    in   this
                                            Agreement and the Offering Documents
                                            to be so performed at such Closing.


                                                          Secretary's
                                                              Certificate.
                                                              Europa       shall
                                                              receive        the
                                                              certificate of the
                                                              Secretary  of  the
                                                              Company,
                                                              certifying  as  to
                                                              (i)            the
                                                              Certificate     of
                                                              Incorporation   of
                                                              the   Company  and
                                                              any     amendments
                                                              thereto,  (ii) the
                                                              By-laws   of   the
                                                              Company, and (iii)
                                                              resolutions of the
                                                              Board of Directors
                                                              of   the   Company
                                                              authorizing    the
                                                              execution      and
                                                              delivery  of  this
                                                              Agreement,     the
                                                              other     Offering
                                                              Documents,     the
                                                              Securities and the
                                                              Agent's Warrants.

                                                          Lock-Up    Agreements.
                                                              Europa       shall
                                                              receive agreements
                                                              from  each  of the
                                                              executive
                                                              officers,
                                                              directors      and
                                                              other     existing
                                                              stockholders    of
                                                              the        Company
                                                              holding   50%   or
                                                              more of  shares of
                                                              the      Company's
                                                              Common   Stock  to
                                                              the  effect   that
                                                              each          such
                                                              stockholder  shall
                                                              not publicly sell,
                                                              assign or transfer
                                                              any    of    their
                                                              securities  of the
                                                              Company    for   a
                                                              period   extending
                                                              to 180 days  after
                                                              the effective date
                                                              of             the
                                                              registration
                                                              statement covering
                                                              the  resale of the
                                                              Shares,        any
                                                              Over-subscription
                                                              Shares   and   the
                                                              Reserved    Shares
                                                              sold     in    the
                                                              Offering.



              Anti-Money Laundering.  To assist the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each client company. Europa will require official documentation proving identity. In order to verify the identity of your company, a copy of one of the following documents is required:

                      Certified certificate of incorporation;  Government issued
                      business  license;   Partnership  agreement  and/or  trust
                      instrument.


         Europa maintains physical, electronic, and procedural safeguards that comply with federal standards in order to guard non-public corporate information. In the course of conducting business, Europa may disclose some or all of the previously-described information about the corporation to non-affiliated third-parties, as allowed by law, for the purpose of: (i) effecting a transaction that the corporation requests or authorizes; and (ii) responding to a subpoena, or to comply with an inquiry by a government agency or regulator, or to otherwise prevent fraud or rule violations



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091


               Covenants of the Company.

                          Use of  Proceeds. The net  proceeds  of the  Financing
                           will be used by the Company for general corporate and working capital purposes.

                          Expenses   of   Financing.   The   Company   shall  be
                           responsible for, and shall bear all expenses directly incurred in connection with the Financing, including, but not limited to, legal fees of the Company's counsel relating to the costs of preparing the Financing and all amendments, supplements and Exhibits thereto delivering all Securities.

                          Notification.   The  Company   shall   notify   Europa
                           promptly, in writing, (i) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the Closing Date of the Financing or the Termination Date as a result of which the documents relating to the Financing would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of Securities, or of any exemption from such registration or qualification, in any jurisdiction. The Company will use its reasonable efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and Europa so requests, to obtain the lifting thereof as promptly as possible. The Company shall promptly notify Europa if the Company is the subject of any investigation or material litigation.

                          Form D and Blue Sky. If  required,  the Company  shall
                           file a Form D with respect to the Securities sold in any Financing as required under Regulation D under the 1933 Act and, upon request, provide a copy thereof to Europa promptly after such filing. The Company shall, on or before the Closing Date of the Financing, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to Europa Investors under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to Europa on or prior to the Closing. The Company shall make all filings and reports relating to the offer  and sale of the  Securities  required  under
                           applicable securities or "Blue Sky" laws of the states of the United States following the Closing.

                          Press  Releases.  The  Company  shall  not at any time
                           include information with respect to the use of Europa's name in any annual or other reports, press release, advertisement or on any website maintained by the Company without the prior written consent of Europa.

                         The Company  acknowledges  that all advice  (written or
                           oral) given by Europa to the Company in connection with the Agreement hereunder is intended solely for the benefit and use of the Company and its Board of Directors in considering a Financing to which the advice relates, and the Company agrees that no person or entity other than the Company and its Board of Directors shall be entitled to make use of or rely upon the advice of Europa, and no such opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose.



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

                         The Company  recognizes that Europa now renders and may
                           continue to render financial consulting, management, investment banking and other services to other companies that may or may not conduct business and activities similar to those of the Company. Europa shall be free to render such advice and other services and the Company hereby consents thereto. Europa shall not be required to devote its full time and attention to the performance of its duties under this Agreement, but shall devote only so much of its time and attention as it deems reasonable or necessary to fulfill its obligations hereunder.

              Transfer Agent. The Company shall provide a transfer agent and registrar in respect of its capital stock, which transfer agent and registrar shall be reasonably acceptable to Europa.

              Representations of Europa. Europa  represents  and warrants to the
                  Company, as of the date hereof, and as of the date of the Closing Date as follows:

         It is a member of the Financial Industry Regulatory Authority ("FINRA") and it has, and at all times while taking any actions constituting an offer or sale of the Securities had, all governmental licenses (including both federal and state broker dealer licenses) required to act as placement agent for the Securities.

         It has not used and will not use any general solicitation or general advertising in its offering of the Securities or used any offering materials not approved by the Company in writing and will at all times comply with all applicable rules and regulations, including without limitation those of FINRA.

         It   will only contact Accredited Investors, as defined in Regulation D
              promulgated   under  the   Securities  Act  of  1933,  as  amended
              ("Accredited Investors").

         It reasonably believes that each of the Europa Investors contacted by Affiliated satisfies the definition of an Accredited Investor.

              Conditions to Europa's Obligations. The obligations of Europa hereunder will be subject to the accuracy in all material respects of the representations and warranties of the Company herein contained as of the date hereof and as of each Closing Date of the Financings, to the performance by the Company of its obligations hereunder and to the following additional conditions:

         Due Qualification or Exemption. (A) The Financing will become qualified or be exempt from qualification under the securities or "blue sky" laws of the several states not later than the "Closing Date(s)"of the Financing, and (B) at any Closing Date of the Financing no stop order suspending the sale of the securities contemplated herein shall have been issued and no proceedings by any governmental authority, self regulatory organization or any securities exchange for that purpose shall have been initiated or threatened in writing;

         No   Material   Misstatements.   Neither  the  blue  sky  qualification
              materials nor any supplement thereto, will contain any untrue statement of a fact which in the reasonable opinion of Europa is material, or omits to state a fact which in the reasonable opinion of Europa is material and is required to be stated therein, or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

         Compliance with Agreements.  The Company will   have  complied  in  all
              material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to each Closing Date;

         Corporate  Action.  The  Company  has or will have taken all  necessary corporate action, including, without limitation, obtaining the approval of its Board of Directors and stockholders, for the execution and delivery of this Agreement, the performance by the Company of its obligations hereunder and the Financing contemplated hereby unless a waiver there from has been obtained; provided that, if the terms of such waiver require stockholder ratification of the issuance, Europa shall receive an irrevocable proxy from each of the Company's executive officers and directors solely for the purpose of voting in favor of such ratification);

              In providing the Services pursuant to this Agreement, Europa shall be an independent contractor, and no party to this Agreement shall make any representations or statements indicating or suggesting that any joint venture, partnership, affiliation, or other such relationship exist between Europa and the Company.

              Europa has no  responsibility  for the trading  activity of Europa
                  Investor(s) during the term of this Agreement or following the expiration or termination of this Agreement. Europa makes no representation to the Company as to the location or nature of the account in which Europa Investor(s) participating in the Financing will place the Securities purchased in the Financing, nor for what period of time Europa Investor(s) will retain ownership or possession of the Securities purchased in the Financing.

              Europa and the Company agree and acknowledge  that the decision to consummate a Financing Transaction shall be in the Company's sole and absolute discretion.

              The Company agrees to indemnify and hold harmless  Europa and each
                  Selected Dealer, if any, and their respective stockholders, directors, officers, agents and controlling persons (an "Indemnified Party") against any and all loss, liability, claim, damage and expense whatsoever (and all actions in respect thereof), and to reimburse Europa for reasonable legal fees and related expenses as incurred (including, but not limited to the costs of investigating, preparing or defending any such action or claim whether or not in connection with litigation in which Europa is a party and the costs of giving testimony or furnishing documents in response to a subpoena or otherwise), caused by or arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in the documents, provided by the Company, related to the Financing or the omission or alleged omission there from of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided, however, that the Company shall not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement of a material fact or alleged untrue statement or a material fact, or the omission of a material fact provided by Affiliated in writing to the Company in connection with its Services or any Financing), (ii) any violation by the Company of the federal securities laws or the securities laws of any states, or otherwise arising out of Europa's engagement hereunder, except in respect of any matters as to which Europa shall have been adjudicated to have acted with gross negligence or except in respect of any information that was supplied by Europa or its Selected Dealers, or (iii) any breach by the Company of any of its representations, warranties or covenants contained in this Agency Agreement.
                                       17



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091


Promptly after receipt by an Indemnified Party under this Section 16 of notice of the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against the Company under this Section 16, notify in writing the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability which it may have to the Indemnified Party otherwise than under this Section 16 except to the extent the defense of the claim is prejudiced. In case any such action is brought against an Indemnified Party, and it notifies the Company of the commencement thereof, the Company will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Company to the Indemnified Party of its election so to assume the defense thereof, the Company will not be liable to the Indemnified Party under this
Section 16 for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation (provided the Company has been advised in writing that such investigation is being undertaken). The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Company if the Company has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Party; provided that the fees and expenses of such counsel shall be at the expense of the Company if (i) the employment of such counsel has been specifically authorized in writing by the Company (which it shall have no obligation to do) or (ii) the named parties to any such action (including any impleaded parties) include both the Indemnified Party or Parties and the Company and, in the reasonable judgment of counsel for the Indemnified Party, it is advisable for the Indemnified Party or Parties to be represented by separate counsel due to material conflict of interest (in which case the Company shall not have the right to assume the defense of such action on behalf of an Indemnified Party or Parties), it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all the Indemnified Parties. No settlement by an Indemnified Party of any action against an Indemnified Party shall be made without the Company's consent which shall not be unreasonably withheld. No settlement of any action against an Indemnified Party by the Company shall be made unless such an Indemnified Party is fully and completely released in connection therewith.

To provide for just and equitable contribution, if (i) an Indemnified Party makes a claim for indemnification pursuant to Section 13 but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agency Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the 1933 Act, the 1934 Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee or agent for the Company, or any controlling person of the Company), on the one hand, and Europa and any Selected Dealers (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and Europa and the Selected Dealers, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and Europa and the Selected Dealers in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. In no case shall Europa or a Selected Dealer be responsible for a portion of the contribution obligation in excess of the compensation received by it or the Selected Dealer Agreement, as the case may be. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 16, each person, if any, who controls Europa or a Selected Dealer within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act and each officer, director, shareholder, employee and agent of Affiliated or a Selected Dealer, shall have the same rights to contribution as Europa or the Selected Dealer, and each



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

person, if any who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act and each officer, director, employee and agent of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 16. Anything in this Section 16 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 16 is intended to supersede any right to contribution under the 1933 Act, the 1934 Act, or otherwise.

              The representations, warranties, and obligations contained in this
                  Agreement shall survive the closing of a Financing and the termination or expiration of this Agreement.

              This Agreement shall inure to the  benefit of and be binding  upon
                  Europa and the Company and any of their respective heirs, successors and assigns. This Agreement is intended to be and is for the sole and exclusive benefit of the parties hereto and their respective heirs, successors and assigns and for the benefit of no other person, and no other person shall have any legal or equitable right, remedy or claim under or in respect of this Agreement. Unless otherwise expressly agreed to by Europa, in writing, no one other than the Company is authorized to rely upon this engagement of Europa or any statements made by or conduct of Europa. The Company may not assign its rights and obligations under this Agreement without the prior written consent of Europa, and Europa may not assign its rights and obligations under this Agreement without the prior written consent of the Company.

                    The Company  covenants and agrees never to commence,  aid in any way, prosecute or cause to be commenced or prosecuted, any action or other proceeding based upon any claims, demands, causes of action, obligations, damages or liabilities that are the subject of this Agreement or which in any way relate to, concern, or arise out of the performance of the Services hereunder, or any other actions taken by Europa on behalf of, or for the benefit of the Company, except in the case or fraud or misrepresentation on the part of Europa. This Agreement constitutes the entire understanding and agreement of the Company and Europa with respect to the subject matter of this Agreement, and contains all of the covenants and agreements of the Company and Europa with respect to this Agreement. The Company and Europa each acknowledge that no representations, inducements, promises or agreements (oral or written), have been made by the Company or Europa, or anyone acting on behalf of the Company or Europa, which are not contained in this Agreement, and any prior agreements, promises, negotiations, or representations with respect to the subject matter of this Agreement (whether written or oral), not expressly set forth in this Agreement, are of no force or effect. This Agreement may be amended or modified only by writing signed by the parties hereto. This Agency Agreement supersedes all prior agreements and understandings, written and oral, between the parties with respect to the subject matter hereof between the Company and Europa. Neither this Agreement nor any term hereof may be changed, waived, or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver or termination is sought.

                  Europa and the Company will attempt to settle any claim or controversy arising out of this Agreement through consultation and negotiation in good faith and a spirit of mutual cooperation. Any dispute arising under this Agreement will be submitted to arbitration in accordance with the rules of the American Arbitration Association.



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

                    This Agreement may be executed in one or more  counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be construed and interpreted in such manner as to be effective, enforceable and valid under all applicable laws. If any provision of this Agreement shall be held invalid, prohibited or unenforceable under any applicable laws or regulations of any applicable jurisdiction, such invalidity, prohibition or unenforceability shall be limited to such provision and shall not effect or invalidate the other provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction, and to the extent the provisions hereof are severable.

              The terms and  provisions  hereof shall be deemed to apply without regard to number, and shall therefore refer to singular or plural, as appropriate, and shall apply without regard to the gender of words and expressions used herein.

Any communications specifically required hereunder to be in writing, if sent to Europa, will be sent by overnight courier providing a receipt of delivery or by certified or registered mail to it at Europa, and if sent to the Company, will be sent by overnight courier providing a receipt of delivery or by certified or registered mail to it at: INTREorg Systems, Inc. 501 Trophy Lake Drive Ste, 314 PMB 106, Trophy Club, Texas, 76262


If this letter correctly sets forth the entire understanding between Europa and the Company with respect to the foregoing, please so indicate by signing below, at which time this letter shall become a binding contract.



                                              Sincerely,

                                              Europa Securities, LLC.


                                              ----------------------------
                                              John Calabria,
                                              Chief Executive Officer



Accepted and agreed as of the date first above written:




INTREorg systems, inc.



-----------------------------------
Russell K. Boyd           President



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

                  Europa Securities, LLC. CLIENT QUESTIONNAIRE

                    TO BE COMPLETED BY CEO OF CLIENT COMPANY

Please provide all applicable information. Company-specific background to be provided separately.


Client Information: (Please print or type)
------------------

Company Name: __________________________________________________________________

Federal Tax ID: ________________________________________________________________

Name of Individual: ____________________________________________________________

Title:   _______________________________________________________________________

Social Security Number: ________________________________________________________

Marital Status (Natural Persons):                      Date of Birth: __________
                                  -------------------

Citizen of or State of Organization__________ Business Phone: __________________

Home Phone: _____________________________ Mobile Phone: ________________________

Email Address: _________________________________________________________________

Business Address: ______________________________________________________________
                                    (Street)

                  (City)                             (State)               (Zip)

Home Address: __________________________________________________________________
                                    (Street)

                  (City)                             (State)               (Zip)

Net Worth _____________________________________________

Percent of Fully Diluted Ownership of the Company ____________

** Please attach a current resume or CV and copy of valid photo ID.



                                             EUROPA SECURITIES LLC
                                     800 Village Square Crossing, Suite 121
TELEPHONE (561)656-2019                PALM BEACH GARDENS, FLORIDA 33410                FACSIMILE (561) 656-2091

If any of your information changes, please let your representative know, so that your records may be updated. To satisfy FINRA regulations, Europa Securities LLC. will conduct a search on the Office of Foreign Assets Control (OFAC) list as well as credit and background checks for law suits, bankruptcies, judgments, criminal records, etc. Please disclose any existing cases in the space below.

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I certify that the information disclosed above is true to the best of my knowledge. I grante Europa Securities LLC. permission to conduct necessary credit and background checks. I understand this information will be kept confidential.


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Signed                                               Date

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